UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2015

Vu1 CORPORATION
(Exact Name of Registrant as specified in charter)

 California
(State or other jurisdiction of incorporation)

000-21864	84-0672714
(Commission File Number)	(IRS Employer Identification No.)

1001 Camelia Street, Berkeley, California	94710
(Address of principal executive offices)	(Zip Code)

(855) 881-2852
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

FORM 8-K

Vu1 Corporation

June 30, 2015

Item 5.02             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 30, 2015 the Company received a letter of resignation from William B. Smith. The letter was effective immediately.

Mr. Smith served as a member of our board of directors since November 5, 2010, as Non-Executive Chairman of the Board since January 20, 2011 and as Executive Chairman and President since May 23, 2012 and as Chief Executive Officer since June 11, 2012.

There were no disagreements with our executive officers or the other members of our Board of Directors leading to the resignation of Mr. Smith.

Upon receipt of the resignation, the size of the Board of Directors stands at four members.

The Board of Directors is actively seeking a replacement for the positions of Chairman and Chief Executive Officer.

Item 9.01             Financial Statements and Exhibits.

(d)           Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VU1 CORPORATION

Date: July 7, 2015	By: /s/ Matthew J. DeVries
Matthew J. DeVries
Chief Financial Officer